EXHIBIT 32

CERTIFICATION

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Annual Report on Form 10-K of Rayonier Inc. (the “Company”) for the period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. L. NUTTER	/s/ HANS E. VANDEN NOORT	/s/ CARL E. KRAUS
W. L. Nutter	Hans E. Vanden Noort	Carl E. Kraus
Chairman, President and Chief Executive Officer	Senior Vice President and Chief Accounting Officer	Senior Vice President, Finance

March 1, 2006

A signed original of this written statement required by Section 906 has been provided to Rayonier and will be retained by Rayonier and furnished to the Securities and Exchange Commission or its staff upon request.